SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      November 19, 2004

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                       1-7598                    94-2359345
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(State or Other Jurisdiction       (Commission File            (IRS Employer
    of Incorporation)                  Number)              Identification No.)

3100 Hansen Way, Palo Alto, CA                                    94304-1030
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code       (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
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      Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On November 19, 2004, the Board of Directors (the "Board") of Varian Medical Systems, Inc. approved a new non-employee director compensation structure. Under the new non-employee director compensation structure, which will become effective on February 18, 2005, annual retainer, chair and meeting fees to be paid to non-employee directors ("Directors," or individually a "Director") are as follows:

o Each Director (except the Lead Director) will receive an annual retainer fee of $35,000.

o     The Lead Director will receive an annual retainer fee of $50,000.

o The chair of the Compensation and Management Development Committee will receive an additional fee of $5,000.

o The chair of the Nominating and Corporate Governance Committee will receive an additional fee of $5,000.

o The chair of the Audit Committee will receive an additional fee of $10,000.

o Each Director will also receive $1,500 per meeting for each Board meeting attended.

o Each Director will also receive $1,500 per meeting for each committee meeting attended.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Varian Medical Systems, Inc.

                                          By: /s/ JOSEPH B. PHAIR
                                              -------------------
                                          Name: Joseph B. Phair
                                          Title: Vice President, Administration,
                                                 General Counsel and Secretary

Dated: November 26, 2004


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